UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 18, 2020

LAWSON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code)	(773) 304-5050

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

Amended and Restated Certificate of Incorporation

On May 19, 2020, Lawson Products, Inc. (the "Company") filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of Delaware. The amendments reflected in the Amended and Restated Certificate of Incorporation include the following:

•	the declassification of the Company’s Board of Directors whereby the Board of Directors will be fully declassified from and after the Company’s 2022 annual meeting of stockholders;

•	the inclusion of a provision to permit holder of at least 25% of the Company’s outstanding common stock to call a special meeting of stockholders; and

•	several additional conforming and updating amendments.

The foregoing description of the Amended and Restated Certificate of Incorporation is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amended and Restated By-Laws

On May 19, 2020, the Company’s Board of Directors approved an amendment and restatement of the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”). The amendments reflected in the Amended and Restated By-Laws include the following:

•	conforming changes associated with the amendments reflected in the Amended and Restated Certificate of Incorporation;

•	revisions to the advance notice provisions for the proposal of business at stockholder meetings; and

•	several other updating amendments.

The foregoing description of the Amended and Restated By-Laws is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, filed herewith
3.2	Amended and Restated By-Laws, filed herewith

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAWSON PRODUCTS, INC.
(Registrant)

Date:	May 18, 2020	By: /s/ Neil E. Jenkins
Name: Neil E. Jenkins
Title: Executive Vice President, Secretary and General Counsel